STATE OF NORTH CAROLINA
                                                        FIRST AMENDMENT TO LEASE
COUNTY OF GUILFORD

     THIS FIRST AMENDMENT TO LEASE made and entered into as of this first day of March, 1998, by and between PHILLIPS INTERESTS 3, INC. (formerly known as North Hamilton Corporation) ("Landlord"), a North Carolina corporation with offices in High Point, North Carolina; and Wellington Hall, Limited ("Tenant"), A North Carolina corporation with offices in Lexington, North Carolina.

                                    RECITALS

     A. Landlord and Tenant have previously entered into a Lease Agreement dated November 1, 1993, (the "Lease"), pursuant to which Landlord leased to Tenant certain space in the furniture showroom located at 330 North Hamilton Street in High Point, North Carolina, on the terms and conditions set forth in the Lease.

     B. Landlord and Tenant have agreed to modify certain provisions of the Lease, on the terms and conditions set forth below. In order to effectuate the agreement of the parties, Landlord and Tenant are entering into this First Amendment to Lease.


                             STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree for themselves, their successors and assigns, as follows:

     1. Any capitalized term used in this First amendment that is not defined in this First Amendment shall have the meaning given that term in the Lease.

     2. Effective as of March 1, 1998, the Lease shall be amended as follows:

          (a) Paragraph A on page one of the lease is hereby deleted, and the following provision is substituted in its place:

          A. Demised Premises: That certain showroom unit containing approximately 4,200 square feet of rentable area, which is shown as the "Wellington Hall" space on that preliminary floor plan of the second (2nd) floor of the Showroom, entitled the "Hamilton and Richardson Building." prepared by William Randall Harris, Architect, and dated March 14, 1998.

          (b) Paragraph C on page one of the Lease is hereby deleted, and the following provision is substituted in its place:

          C. Lease Term: A period of approximately one year, beginning on March 1, 1998 and ending at midnight on February 29, 1999. See paragraph 2.

          (c) Paragraph D on page one of the Lease is hereby deleted, and the following provision is substituted in its place:

          D. Base Rent. Eleven and 50/100 Dollars ($11.50) per square foot of rentable area in the Demised premises per annum, from the commencement date of the Lease term through the expiration of the Lease Term. Based upon the square footage of the Demised Premises set forth in Paragraph A of the fundamental Lease Provisions, the monthly Base Rent during the entire Lease Term is Four Thousand Twenty Five dollars and 00/100 Dollars ($4,025.00).

          (d) Paragraph E on page one of the Lease is hereby deleted, and the following provision is substituted in its place:

          E. Common Facilities Maintenance Charge: Tenant's pro rata share, up to a maximum of One Thousand Four Hundred Twenty Eight and 00/100 Dollars ($1,428.00) in the initial calendar year of the Lease Term (pro-rated on a daily basis), which maximum amount shall be increased by six percent (6%) in each subsequent calendar year. See paragraph 10.

     3. Except as expressly amended in this First Amendment to Lease, the Lease shall continue in full force and effect in accordance with its terms, and is hereby ratified by Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease under seal as of the day and year first above written.



                                            LANDLORD:
                                            PHILLIPS INTERESTS 3, INC.
[CORPORATE SEAL]
                                            By: /s/ Earl N. Phillips, Jr.
                                                -------------------------------
                                                Earl N. Phillips, Jr., President
Attest:

/s/ Lakita Carden
--------------------------
        Secretary

                                            TENANT:
                                            Wellington Hall Limited
[CORPORATE SEAL]
                                            By: /s/ Hoyt Hackney
                                                -------------------------------
                                                Hoyt Hackney, President
Attest:

/s/ William W. Woodruff
---------------------------
        Secretary

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

     This 6th day of March, 1998, Earl N. Phillips, Jr., personally came before me who, being by me duly sworn, says that he is the President of PHILLIPS INTERESTS 3, INC., a North Carolina corporation, and that the seal affixed to the foregoing instrument in writing is the coprorate seal of the company, and that the said writing was signed and sealed by him, in behalf of said corporation, by its authority duly given. And the said President acknowledged the said writing to be the act and deed of said corporation.

                         Anthony B. Tertuio
                         ------------------
                           Notary Public

                                   My Commission Expires:

                                   May 17, 2000
                                   ----------------------

                                   [NOTARIAL SEAL]

STATE OF NORTH CAROLINA
         -------------------

COUNTY OF DAVIDSON
          ------------------

     This 27th day of February, 1998, Hoyt M. Hackney, Jr. personally came before me who, being by me duly sworn, says that he is the President of Wellington Hall Limited, a Lexington, North Carolina corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that the said writing was signed and sealed by him, in behalf of said coproration, by its authority duly given. And the said President acknowledged the said writing to be the act and deed of said corporation.

                         Doris N. Breseski
                         ------------------
                           Notary Public

                                   My Commission Expires:

                                   8-17-98
                                   ----------------------

                                   [NOTARIAL SEAL]